UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              August 1, 2008

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code              651-293-2233

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2008, Ecolab’s Board of Directors approved amendments to Article II, Sections 3, 4 and 5 of the company’s By-Laws in order to obtain additional information from stockholders seeking to nominate a director or make a proposal under the advance notice provisions of the By-Laws.

Item 9.01                Financial Statements and Exhibits.

(d)    Exhibits.

(3)           Ecolab Inc. By-Laws, as amended through August 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: August 4, 2008	By:	/s/Sarah Z. Erickson
		By:	Sarah Z. Erickson
		Its:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(3)	Ecolab Inc. By-Laws, as amended through August 1, 2008.	Filed herewith electronically.